SECURITY AGREEMENT

              Accounts, Inventory, Equipment,
Chattel Paper, Documents, Instruments and General Intangibles


      THIS SECURITY AGREEMENT (this "Agreement") is made as of February 14, 1997 between KINDER MORGAN OPERATING L.P. "B" (formerly known as Enron Transportation Services L.P.), a Delaware limited partnership with an address for notices at 1301 McKinney Street, Suite 3450, Houston, Texas 77002 ("Debtor"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association with offices at 301 South College Street, Charlotte, North Carolina 28288, as Agent ("Secured Party") for itself and the Lenders which are from time to time parties to the Credit Agreement referred to below ("Lenders").

                                    RECITALS

      A. On even date herewith, Debtor, the Lenders and Secured Party are executing a Credit Agreement (such agreement, as may from time to time be amended or supplemented, being hereinafter called the "Credit Agreement") pursuant to which, upon the terms and conditions stated therein, the Lenders agree to make loans and extend other credit to Debtor.

      B. The Lenders have conditioned their respective obligations under the Credit Agreement upon the execution and delivery by Debtor of this Agreement, and Debtor has agreed to enter into this Agreement.

      C. Therefore, in order to comply with the terms and conditions of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees with Secured Party as follows:

                                    ARTICLE 1

                                SECURITY INTEREST

      Section 1.01 Grant of Security Interest. Debtor hereby assigns and grants to Secured Party a security interest in and right of set-off against the assets referred to in Section 1.02 (the "Collateral") to secure the prompt payment and performance of the "Obligations" (as defined in Section 2.02) and the performance by Debtor of this Agreement.

      Section 1.02 Collateral. The Collateral consists of the following types or items of property (including property hereafter acquired by Debtor as well as property which Debtor now owns or in which Debtor has rights):


          (a) All of Debtor's  accounts,  inventory,  equipment,  chattel paper,
      documents,   instruments  and  general  intangibles,   including,  without
      limitation, any




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      of the foregoing which may be more specifically
      indicated in the remainder of this Section.

          (b) (i) Any related or additional property from time to time delivered to or deposited with Secured Party by or for the account of Debtor; (ii) all certificates of title or other documents evidencing ownership or possession of or otherwise relating to any property referred to in this Section; (iii) all property used or usable in connection with any property referred to in this Section; (iv) all policies of insurance (whether or not required by Secured Party) covering any property referred to in this Section; (v) all goods which were at any time included in the Collateral and which are returned to or for the account of Debtor following their sale, lease or other disposition; (vi) all proceeds, products, replacements, additions to, substitutions for, accessions of, and property necessary for the operation of any of the property referred to in this Section, including, without limitation, insurance payable as a result of loss or damage to any of the property referred to in this Section, refunds of unearned premiums of any such insurance policy and claims against third parties; and (vii) all books and records related to any of the property referred to in this Section, including, without limitation, any and all books of account, customer lists and other records relating in any way to the accounts, chattel paper, instruments or inventory referred to in this Section.

          (d) All general intangibles related to any property referred to in this Section, including, without limitation, all (i) letters of credit, bonds, guaranties, purchase or sales agreements and other contractual rights, rights to performance, and claims for damages, refunds (including tax refunds) or other monies due or to become due; (ii) orders, franchises, permits, certificates, licenses, consents, exemptions, variances, authorizations or other approvals by any governmental agency or court, to the extent assignable; (iii) consulting, engineering and technological information and specifications, design data, patent rights, trade secrets, literary rights, copyrights, trademarks, labels, trade names and other intellectual property; (iv) business records, computer tapes and computer software; (v) goodwill; and (vi) other intangible personal property, whether similar or dissimilar to the property referred to in this Section.

It is expressly contemplated that additional property may from time to time be pledged, assigned or granted to Secured Party as additional security for the Obligations, and the term "Collateral" as used herein shall be deemed for all purposes hereof to include all such additional property, together with all other property of the types described above related thereto.



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                                    ARTICLE 2

                                   DEFINITIONS

      Section 2.01 Terms Defined Above or in the Credit Agreement. As used in this Agreement, the terms defined above shall have the meanings respectively assigned to them. Other capitalized terms which are defined in the Credit Agreement but which are not defined herein shall have the same meanings as defined in the Credit Agreement.

      Section 2.02 Certain Definitions. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

          "Accounts" means all accounts, chattel paper and instruments (as such terms are defined in the Code) at any time included in the Collateral.

          "Account Debtor" means any Person liable (whether directly or indirectly, primarily or secondarily) for the payment or performance of any obligations included in the Collateral, whether as an account debtor (as defined in the Code), obligor on an instrument, issuer of documents or securities, guarantor or otherwise.

          "Agreement" means this Security Agreement, as the same may from time to time be amended or supplemented.

          "Code" means the Uniform Commercial Code as presently in effect in the State of Texas, Business and Commerce Code, Chapters 1 through 9. Unless otherwise indicated by the context herein, all uncapitalized terms which are defined in the Code shall have their respective meanings as used in Chapter 9 of the Code.

          "Event of Default" means any event specified in
      Section 6.01.

          "Inventory" means all inventory (as defined in the Code) at any time included in the Collateral.

          "Obligations" means the following indebtedness, obligations and liabilities:

           (a) payment of and performance of any and all indebtedness, obligations and liabilities of Debtor pursuant to the Credit Agreement dated as of February 14, 1997 among Debtor, Secured Party and the Lenders") (as amended, restated or supplemented from time to time the "Governing Agreement"), including without limitation, those certain promissory notes which are or may be executed by Debtor in the aggregate principal amount of $15,875,000 with final maturity on or before February 14, 1999 and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part (such notes, as from time to time supplemented, amended or modified and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part, being hereafter called the "Revolving Credit Notes");

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          (b)  Replacement  Term Note dated of even date  herewith  executed  by
      Debtor payable to the order of First Union National Bank of North Carolina in the face amount of ____________________ ($___________________), bearing interest and payable as therein provided with a final maturity of all principal and interest of February 14, 1999 and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part (such notes, as from time to time supplemented, amended or modified and all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part, being hereafter the "Replacement Term Note"; the Revolving Credit Notes and the Term Note being herein collectively referred to as the "Notes");

          (c) Payment of any sums which may be advanced or paid by Secured Party under the terms hereof on account of the failure of Debtor to comply with the covenants of Debtor contained herein; and all other indebtedness of Debtor arising pursuant to the provisions of this Agreement;

          (d) Payment of any additional loans made by the Lenders to Debtor. It is contemplated that the Lenders may lend additional sums to Debtor from time to time, but shall not be obligated to do so, and Debtor agrees that any such additional loans shall be secured by this Agreement;

          (e) Payment of and performance of any and all present or future obligations of Debtor according to the terms of any present or future interest or currency rate swap, rate cap, rate floor, rate collar, exchange transaction, forward rate agreement or other exchange or rate protection agreements or any option with respect to any such transaction now existing or hereafter entered into between Debtor and Secured Party or any of the Lenders;

          (f) Payment of and performance of any and all present or future obligations of Debtor according to the terms of any present or future swap agreements, cap, floor, collar, exchange transaction, forward agreement or other exchange or protection agreements relating to crude oil, natural gas or other hydrocarbons or any option with respect to any such transaction now existing or hereafter entered into between Debtor and Secured Party or any of the Lenders;

          (g) All reimbursement obligations for drawn or undrawn portions under that certain irrevocable letter of credit No. ________ in the amount of $24,128,548.00 issued by First Union National Bank of North Carolina (the "Replacement Letter of Credit") and any letter of credit now outstanding or hereafter issued under or pursuant to the Governing Agreement in replacement of the Replacement Letter of Credit; and

          (h) Payment of and performance of any and all other indebtedness, obligations and liabilities of any kind of Debtor to the Secured Party or any Lender, now or hereafter existing, arising directly between Debtor and the Secured Party or any Lender or acquired outright, as a participation, conditionally or as collateral security from another by the Secured Party or any Lender, absolute or contingent,

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      joint and/or  several,  secured or unsecured,  due or not due,  arising by
      operation  of  law  or  otherwise,   or  direct  or  indirect,   including
      indebtedness, obligations and liabilities to the Secured Party or any Lender of Debtor as a member of any partnership, syndicate, association or other group, and whether incurred by Debtor as principal, surety, endorser, guarantor, accommodation party or otherwise.

      The Obligations shall also include all interest, charges, expenses, attorneys' or other fees and any other sums payable to or incurred by Secured Party and the Lenders in connection with the execution, administration or enforcement of Secured Party's or any of the Lenders' rights and remedies hereunder or any other agreement with Debtor. Notwithstanding any other provision of this Agreement, the Obligations shall not include any reimbursement obligation under the Support Letter of Credit (as defined in the Governing Agreement) that may be issued under the Governing Agreement and any principal or interest outstanding on the Support Term Note (as defined in the Governing Agreement).

          "Obligor" means any Person, other than Debtor, liable (whether directly or indirectly, primarily or secondarily) for the payment or performance of any of the Obligations whether as maker, co-maker, endorser, guarantor, accommodation party, general partner or otherwise.

                                    ARTICLE 3

              REPRESENTATIONS AND WARRANTIES

      In order to induce Secured Party to accept this Agreement, Debtor represents and warrants to Secured Party (which representations and warranties will survive the creation and payment of the Obligations) that:

      Section 3.01 Ownership of Collateral; Encumbrances. Debtor is the legal and beneficial owner of the Collateral free and clear of any adverse claim, lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement, and Debtor has full right, power and authority to assign and grant a security interest in the Collateral to Secured Party.

      Section 3.02 No Required Consent. No authorization, consent, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than the filing of financing statements and other Security Instruments) is required for (i) the due execution, delivery and performance by Debtor of this Agreement, (ii) the grant by Debtor of the security interest granted by this Agreement, (iii) the perfection of such security interest or (iv) the exercise by Secured Party of its rights and remedies under this Agreement.

      Section 3.03 First Priority Security Interest. The grant of the security interest in the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, enforceable against Debtor and all third parties and securing payment of the Obligations.

      Section 3.04 No Filings By Third Parties. No financing statement or other public notice or recording covering the Collateral is on file in any public office (other than any financing statement or other public notice or recording naming Secured Party as the secured party therein), and Debtor will not execute any such financing statement or other public notice or recording so long as any of the Obligations are outstanding.

      Section 3.05 No Name Changes. Debtor has not, during the preceding five years, entered into any contract, agreement, security instrument or other document using a name other than, or been known by or otherwise used any name other than, the name used by Debtor herein, except that Debtor has used the name "Enron Transportation Services L.P."

      Section 3.06 Location of Debtor. Debtor's chief executive office or residence (as applicable) and Debtor's records concerning the Collateral are located at the address or location set forth in the opening paragraph hereof and the other addresses and locations specified in Schedule 3.06.

      Section 3.07 Collateral. All statements or other information provided by Debtor to Secured Party or any Lender describing or with respect to the Collateral is or (in the case of subsequently furnished information) will be when provided correct and complete in all material respects. The delivery at any time by Debtor to Secured Party of additional Collateral or of additional descriptions of Collateral shall constitute a representation and warranty by Debtor to Secured Party hereunder that the representations and warranties of this Article 3 are correct insofar as they would pertain to such Collateral or the descriptions thereof.

      Section 3.08 Accounts.

      (a) To the best of Debtor's knowledge, each Account represents in all material respects a genuine, valid and legally enforceable indebtedness of an Account Debtor arising from the sale, lease or rendition by Debtor of goods or services and is not and will not be subject to contra accounts, set-offs, defenses, counterclaims, allowances or adjustments (other than discounts for prompt payment shown on the invoice), or objections or complaints by the Account Debtor concerning its liability on the Account; and any goods, the sale of which gave rise to an Account, have not been, to the best of Debtor's knowledge, returned or rejected by the Account Debtor or lost or damaged prior to receipt by the Account Debtor.

      (b) The amount shown as to each Account on Debtor's books is or will be in all material respects the true and undisputed amount owing and unpaid thereon. Each Account arose or shall have arisen in the ordinary course of Debtor's business; provided, however, that any Accounts which arose or hereafter arise outside the ordinary course of Debtor's business shall nevertheless be included as part of the Collateral. Debtor has no knowledge of any bankruptcy, insolvency or other action affecting creditors' rights with respect to any Account Debtor.

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      Section 3.09  Delivery of Documents or Letters of Credit.  With respect to any Inventory or other Collateral covered by one or more certificates of title or other documents evidencing ownership or possession thereof, and with respect to any Accounts or other Collateral supported by letters of credit, each of such certificates, documents or letters of credit will be delivered to Secured Party upon Secured Party's request (provided that all certificates, documents and letters of credit referred to in Section 1.02 shall be subject to the security interest created by this Agreement irrespective of whether or not such delivery shall have been made).

                                    ARTICLE 4

                            COVENANTS AND AGREEMENTS

      Debtor will at all times comply with the covenants and agreements contained in this Article 4, from the date hereof and for so long as any part of the Obligations are outstanding.

      Section 4.01 Change in Location of Collateral or Debtor. Debtor will notify Secured Party on or before the date of any change in location of the Collateral. Debtor will not, without Secured Party's prior written consent, change the location of the Collateral to any state, county or other jurisdiction in which Secured Party has not already filed a financing statement or taken other necessary steps to perfect its security interests in the Collateral or to maintain such perfection. Debtor will give Secured Party 30 days' prior written notice of (i) the opening or closing of any place of Debtor's business or (ii) any change in the location of Debtor's residence, chief executive office or address.

      Section 4.02 Change in Debtor's Name or Corporate Structure. Debtor will not change its name, identity or corporate structure (including, without limitation, any merger, consolidation or sale of substantially all of its assets) without notifying Secured Party of such change in writing at least 30 days prior to the effective date of such change. Without the express written consent of Secured Party, however, Debtor will not engage in any other business or transaction under any name other than Debtor's name hereunder.

      Section 4.03 Documents; Collateral in Possession of Third Parties. If certificates of title or other documents evidencing ownership or possession of the Collateral are issued or outstanding, Debtor will, at Secured Party's request, cause the interest of Secured Party to be properly noted thereon and will, forthwith upon receipt, deliver same to Secured Party. If any Collateral is at any time in the possession or control of any warehouseman, bailee, agent or independent contractor, Debtor shall notify such Person of Secured Party's security interest in such Collateral. Upon Secured Party's request, Debtor shall instruct any such Person to hold all such Collateral for Secured Party's account subject to Debtor's instructions, or, if an Event of Default shall have occurred, subject to Secured Party's instructions.

      Section 4.04 Delivery of Letters of Credit and Instruments. Upon Secured Party's request, Debtor will deliver each letter of credit, if any, included in the Collateral to Secured Party, in each case forthwith upon receipt by or for the account of Debtor. If any

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Account  having  a  value  in  excess  of  $__________  becomes  evidenced  by a promissory note, trade acceptance or any other instrument for the payment of money (other than checks or drafts in payment of Accounts collected by Debtor in the ordinary course of business prior to notification by Secured Party under
Section 6.02(h)), Debtor will immediately deliver such instrument to Secured Party appropriately endorsed and, regardless of the form of presentment, demand, notice of dishonor, protest and notice of protest with respect thereto, Debtor will remain liable thereon until such instrument is paid in full.

      Section 4.05 Sale, Disposition or Encumbrance of Collateral. Except as permitted by Section 4.10 or with Secured Party's prior written consent, Debtor will not in any way encumber any of the Collateral (or permit or suffer any of the Collateral to be encumbered) or sell, assign, lend, rent, lease or otherwise dispose of or transfer any of the Collateral to or in favor of any Person other than Secured Party.

      Section 4.06 Proceeds of Collateral. Except as permitted by Sections 4.04,
4.10 and 4.11, Debtor will deliver to Secured Party promptly upon receipt all proceeds delivered to Debtor from the sale or disposition of any Collateral. If chattel paper, documents or instruments are received as proceeds, which are required to be delivered to Secured Party, they will be, immediately upon receipt, properly endorsed or assigned and delivered to Secured Party as Collateral. This Section 4.06 shall not be construed to permit sales or dispositions of Collateral except as may be elsewhere expressly permitted by this Agreement.

      Section 4.07 Records and Information. Debtor shall keep accurate and complete records of the Collateral (including proceeds). Secured Party may at any time have access to, examine, audit, make extracts from and inspect without hindrance or delay Debtor's records, files and the Collateral. Debtor will promptly provide written notice to Secured Party of all information which in any way relates to or affects the filing of any financing statement or other public notices or recordings, or the delivery and possession of items of Collateral for the purpose of perfecting a security interest in the Collateral. Debtor will also promptly furnish such information as Secured Party may from time to time reasonably request regarding (i) the business, affairs or financial condition of Debtor or (ii) the Collateral or Secured Party's rights or remedies with respect thereto.

      Section 4.08 Reimbursement of Expenses. Debtor hereby assumes all liability for the Collateral, the security interests created hereunder and any use, possession, maintenance, management, enforcement or collection of any or all of the Collateral. Debtor agrees to indemnify and hold Secured Party and the Lenders harmless from and against and covenants to defend Secured Party and the Lenders against any and all losses, damages, claims, costs, penalties, liabilities and expenses, including, without limitation, court costs and attorneys' fees, incurred because of, incident to, or with respect to the Collateral (including, without limitation, any use, possession, maintenance or management thereof, or any injuries to or deaths of persons or damage to property), except those arising from Debtor's gross negligence or willful misconduct. All amounts for which Debtor is liable pursuant to this Section 4.08 shall be due and payable by Debtor to Secured Party upon demand. If Debtor fails to make such payment upon demand (or if demand is not made due to an injunction or stay arising from bankruptcy or other proceedings) and Secured Party or any Lender pays such amount, the same shall be due and payable by Debtor to Secured Party, plus interest

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thereon  from the date of  Secured  Party's  demand (or from the date of Secured
Party's payment if demand is not made due to such proceedings) at the Highest Lawful Rate.

      Section 4.09 Further Assurances. Upon the request of Secured Party, Debtor shall (at Debtor's expense) execute and deliver all such assignments, certificates, financing statements or other documents and give further assurances and do all other acts and things as Secured Party may reasonably request to perfect Secured Party's interest in the Collateral or to protect, enforce or otherwise effect Secured Party's rights and remedies hereunder.

      Section 4.10 Inventory. Until an Event of Default occurs hereunder, Debtor may use the Inventory in any lawful manner not inconsistent with this Agreement and with the terms of insurance thereon and may sell, lease or otherwise dispose of its Inventory for cash or terms in the ordinary course of business, and Debtor may retain the proceeds of such sales, leases or other dispositions (subject to Section 4.04 and subsection 4.11(a)); provided, however, the Inventory shall remain in Debtor's possession and control at all times prior to sale, lease or other disposition at Debtor's address set forth in the opening paragraph hereof or at such other location(s) as may be specified in Section
1.02. Debtor shall bear any risk of loss of the Inventory. Debtor shall not use any item of Inventory in a manner inconsistent with the holding thereof for sale, lease or other disposition in the ordinary course of business or in contravention of the terms of any agreement. A sale, lease or disposition in the ordinary course of business does not include the exchange of Inventory for services or goods in kind or transfers of Inventory for the satisfaction of obligations to suppliers or other indebtedness.

      Section 4.11 Accounts.

      (a) Prior to notification by Secured Party under Section 6.02(h), Debtor will collect the Accounts in the ordinary course of its business and may retain the proceeds of such collections (subject to Section 4.04).

      (b) Debtor will duly perform or cause to be performed all of Debtor's obligations with respect to the Accounts and the underlying sales of goods or other transactions giving rise to the Accounts.

      Section  4.12  Condition  of  Collateral.   Except  with  respect  to  the
Collateral described in Schedule 4.12 hereto, Debtor will maintain all the Collateral in good condition, repair and working order (ordinary wear and tear excepted), and in accordance with any manufacturer's manual. Debtor will not misuse, abuse, waste, destroy or endanger the Collateral or allow it to deteriorate, except for ordinary wear and tear from its intended use. Debtor will not use any Collateral in violation of any law, statute, ordinance, regulation or administrative order, or suffer it to be so used.

      Section 4.13 Collateral Attached to Other Property. In the event that the Collateral is to be attached or affixed to any real property, Debtor hereby agrees that this Agreement may be filed for record in any appropriate real estate records as a financing statement which is a fixture filing. In connection therewith, Debtor will take whatever action is required by Section 4.09. If Debtor is not the record owner of such real property,

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Debtor will provide  Secured Party with any  additional  security  agreements or financing statements necessary for the perfection of Secured Party's security interest in the Collateral. If the Collateral is wholly or partly affixed to real estate or installed in or affixed to other goods, Debtor will, on demand of Secured Party, furnish Secured Party with a disclaimer (including landlord's or other lien waivers or releases, if applicable), signed by all Persons or entities having an interest in the real estate or other goods to which the Collateral may have become affixed, of any prior interest to Secured Party's interest in the Collateral.

      Section 4.14 Collateral Separate and Distinct. Debtor shall at all times keep the Collateral, including proceeds, or cause it to be kept (when in the possession of warehousemen, bailees, agents, independent contractors or other third parties), separate and distinct from other property.

                                    ARTICLE 5

        RIGHTS, DUTIES AND POWERS OF SECURED PARTY

      The following rights, duties and powers of Secured Party are applicable irrespective of whether an Event of Default occurs and is continuing:

      Section 5.01 Discharge Encumbrances. Secured Party may, at its option, discharge any taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse Secured Party upon demand for any payment so made, plus interest thereon from the date of Secured Party's demand at the Highest Lawful Rate.

      Section 5.02 Transfer of Collateral. Upon reasonable notice to Debtor, Secured Party may transfer any or all of the Obligations, and upon any such transfer Secured Party may transfer its interest in any or all of the Collateral and shall be fully discharged thereafter from all liability therefor, other than liabilities arising prior to the date of such transfer. Any transferee of the Collateral shall be vested with all rights, powers and remedies of Secured Party hereunder.

      Section 5.03 Licenses and Rights to Use Collateral. In connection with any transfer or sale (to Secured Party or any other Person) of the Collateral, Secured Party is hereby granted a non-exclusive transferable license or other right to use, without any charge, any of Debtor's labels, patents, copyrights, trade names, trade secrets, trademarks or other similar property in completing production, advertising or selling such Collateral. Debtor's rights under all licenses and franchise agreements shall inure to the benefit of Secured Party and any transferee of all or any part of the Collateral.

      Section 5.04 Cumulative and Other Rights. The rights, powers and remedies of Secured Party hereunder are in addition to all rights, powers and remedies given by law or in equity. The exercise by Secured Party of any one or more of the rights, powers and remedies herein shall not be construed as a waiver of any other rights, powers and remedies, including, without limitation, any other rights of set-off. If any of the Obligations are given in renewal, extension for any period or rearrangement, or applied toward the payment of debt secured by any lien, Secured Party shall be, and is hereby, subrogated to all the rights, titles, interests and liens securing the debt so renewed, extended, rearranged or paid.

      Section 5.05 Disclaimer of Certain Duties. The powers conferred upon Secured Party by this Agreement are to protect its interest in the Collateral and shall not impose any duty upon Secured Party or any Lender to exercise any such powers. To the fullest extent permitted by applicable law, Debtor hereby agrees that Secured Party shall not be liable for, nor shall the indebtedness evidenced by the Obligations be diminished by, Secured Party's delay or failure to collect upon, foreclose, sell, take possession of or otherwise obtain value for the Collateral.

                                    ARTICLE 6

                                EVENTS OF DEFAULT

      Section 6.01 Events. It shall constitute an Event of Default under this Agreement if an Event of Default occurs and is continuing under the Credit Agreement.

      Section 6.02 Remedies. Upon the occurrence and during the continuance of any Event of Default, Secured Party may take any or all of the following actions without notice (except where expressly required below or in the Credit Agreement) or demand to Debtor:

          (a) Declare all or part of the Obligations immediately due and payable and enforce payment of the same by Debtor or any Obligor.

          (b) Take possession of the Collateral, or at Secured Party's request Debtor shall, at Debtor's cost, assemble the Collateral and make it available at a location to be specified by Secured Party which is reasonably convenient to Debtor and Secured Party. Secured Party may, at its option, render any equipment unusable that may be included in the Collateral, or, at Secured Party's request, Debtor will render it unusable. In any event, Debtor shall bear the risk of accidental loss or damage to or diminution in value of the Collateral, and neither Secured Party nor any Lender will have any liability whatsoever for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to risk insured.

          (c) Sell or lease, in one or more sales or leases and in one or more parcels, or otherwise dispose of any or all of the Collateral in its then condition or in any other commercially reasonable manner as Secured Party may elect, in a public or private transaction, at any location as deemed reasonable by Secured Party (including, without limitation, Debtor's premises), either for cash or credit or for future delivery at such price as Secured Party may deem fair, and (unless prohibited by the Code, as adopted in any applicable jurisdiction) Secured Party or any Lender may be the purchaser of any or all Collateral so sold and may apply upon the purchase price therefor any Obligations secured hereby. Any such sale or transfer by Secured Party either to itself or to any other Person shall be absolutely free from any claim of right by Debtor, including any equity or right of redemption, stay or appraisal which Debtor has or may have under any rule of law, regulation or statute now existing or hereafter adopted. Upon any such sale or transfer, Secured Party shall have the right to deliver, assign and transfer to the purchaser or transferee thereof the Collateral so sold or transferred. It shall not be necessary that the Collateral or any part thereof be present at the location of any such sale or transfer. Secured Party may, at its discretion, provide for a public sale, and any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale by announcement at any time and place fixed for such sale, and such sale may be made at any time or place to which the same may be so adjourned. In the event any sale or transfer hereunder is not completed or is defective in the opinion of Secured Party, such sale or transfer shall not exhaust the rights of Secured Party hereunder, and Secured Party shall have the right to cause one or more subsequent sales or transfers to be made hereunder. In the event that any of the Collateral is sold or transferred on credit, or to be held by Secured Party for future delivery to a purchaser or transferee, the Collateral so sold or transferred may be retained by Secured Party until the purchase price or other consideration is paid by the purchaser or transferee thereof, but in the event that such purchaser or transferee fails to pay for the Collateral so sold or transferred or to take delivery thereof, neither Secured Party nor any Lender shall incur any liability in connection therewith. If only part of the Collateral is sold or transferred such that the Obligations remain outstanding (in whole or in part), Secured Party's rights and remedies hereunder shall not be exhausted, waived or modified, and Secured Party is specifically empowered to make one or more successive sales or transfers until all the Collateral shall be sold or transferred and all the Obligations are paid. In the event that Secured Party elects not to sell the Collateral, Secured Party retains its rights to lease or otherwise dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Obligations. To the fullest extent permitted by applicable law, each and every method of disposition of the Collateral described in this subsection or in subsection (f) shall constitute disposition in a commercially reasonable manner.

          (d) Take possession of all books and records of Debtor pertaining to the Collateral. Secured Party shall have the authority to enter upon any real property or improvements thereon in order to obtain any such books or records, or any Collateral located thereon owned by Debtor, and remove the same therefrom without liability.

          (e) Apply proceeds of the disposition of the Collateral to the Obligations in any manner elected by Secured Party and permitted by the Code or otherwise permitted by law or in equity. Such application may include, without limitation, the reasonable expenses of retaking, holding, preparing for sale or other disposition, and the reasonable attorneys' fees and legal expenses incurred by Secured Party and the Lenders.

          (f) Appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer by Secured Party of the Collateral. Additionally, any sale or transfer hereunder may be conducted by an auctioneer or any officer or agent of Secured Party.

          (g) Receive, change the address for delivery, open and dispose of mail addressed to Debtor, and to execute, assign and endorse negotiable and other instruments for the payment of money, documents of title or other evidences of payment, shipment or storage for any form of Collateral on behalf of and in the name of Debtor.

          (h) Notify or require Debtor to notify Account Debtors that the Accounts have been assigned to Secured Party and direct such Account Debtors to make payments on the Accounts directly to Secured Party. To the extent Secured Party does not so elect, Debtor shall continue to collect the Accounts. Secured Party or its designee shall also have the right, in its own name or in the name of Debtor, to do any of the following: (i) to demand, collect, receipt for, settle, compromise any amounts due, give acquittances for, prosecute or defend any action which may be in relation to any monies due or to become due by virtue of, the Accounts; (ii) to sell, transfer or assign or otherwise deal in the Accounts or the proceeds thereof or the related goods, as fully and effectively as if Secured Party were the absolute owner thereof; (iii) to extend the time of payment of any of the Accounts, to grant waivers and make any allowance or other adjustment with reference thereto; (iv) to endorse the name of Debtor on notes, checks or other evidences of payments on Collateral that may come into possession of Secured Party; (v) to take control of cash and other proceeds of any Collateral; (vi) to sign the name of Debtor on any invoice or bill of lading relating to any Collateral, or any drafts against Account Debtors or other persons making payment with respect to Collateral; (vii) to send a request for verification of Accounts to any Account Debtor; and (viii) to do all other acts and things necessary to carry out the intent of this Agreement.

      Section 6.03 Attorney-in-Fact. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured Party's discretion upon the occurrence and during the continuance of an Event of Default, but at Debtor's cost and expense and without notice to Debtor:

          (a) To obtain, adjust, sell and cancel any insurance with respect to the Collateral, and endorse any draft drawn by insurers of the Collateral. Secured Party may apply any proceeds or unearned premiums of such insurance to the Obligations (whether or not due).

          (b) To take any action and to execute any assignment, certificate, financing statement, notification, document or instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to Debtor representing any payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

      Section 6.04 Account Debtors. Any payment or settlement of an Account made by an Account Debtor will be, to the extent of such payment or to the extent provided under such settlement, a release, discharge and acquittance of the Account Debtor with respect to such Account, and Debtor shall take any action as may be required by Secured Party in connection therewith. No Account Debtor on any Account will ever be bound to make inquiry as to the termination of this Agreement or the rights of Secured Party to act hereunder, but shall be fully protected by Debtor in making payment directly to Secured Party.

      Section 6.05 Liability for Deficiency. If any sale or other disposition of Collateral by Secured Party or any other action of Secured Party or any Lender hereunder results in reduction of the Obligations, such action will not release Debtor from its liability to Secured Party and the Lenders for any unpaid Obligations, including costs, charges and expenses incurred in the liquidation of Collateral, together with interest thereon, and the same shall be immediately due and payable to Secured Party at Secured Party's address set forth in the opening paragraph hereof.

      Section 6.06 Reasonable Notice. If any applicable provision of any law requires Secured Party or any Lender to give reasonable notice of any sale or disposition or other action, Debtor hereby agrees that ten days' prior written notice shall constitute reasonable notice thereof. Such notice, in the case of public sale, shall state the time and place fixed for such sale and, in the case of private sale, the time after which such sale is to be made.

      Section 6.07 Non-judicial Enforcement. Secured Party may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by law Debtor expressly waives any and all legal rights which might otherwise require Secured Party to enforce its rights by judicial process.

                                    ARTICLE 7

                            MISCELLANEOUS PROVISIONS

      Section 7.01 Notices. Any notice required or permitted to be given under or in connection with this Agreement shall be given in accordance with the notice provisions of the Credit Agreement.

      Section 7.02 Amendments and Waivers. Secured Party's acceptance of partial or delinquent payments or any forbearance, failure or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed a waiver of any obligation of Debtor or any Obligor, or of any right, power or remedy of Secured Party; and no partial exercise of any right, power or remedy shall preclude any other or further exercise thereof. Secured Party may remedy any Event of Default hereunder or in connection with the Obligations without waiving the Event of Default so remedied. Debtor hereby agrees that if Secured Party agrees to a waiver of any provision hereunder, or an exchange of or release of the

Collateral, or the addition or release of any Obligor or other Person, any such action shall not constitute a waiver of any of Secured Party's other rights or of Debtor's obligations hereunder. This Agreement may be amended only by an instrument in writing executed jointly by Debtor and Secured Party and may be supplemented only by documents delivered or to be delivered in accordance with the express terms hereof.

      Section 7.03 Copy as Financing Statement. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral is sufficient as a financing statement, and the same may be filed with any appropriate filing authority for the purpose of perfecting Secured Party's security interest in the Collateral.

      Section 7.04 Possession of Collateral. Secured Party shall be deemed to have possession of any Collateral in transit to it or set apart for it (or, in either case, any of its agents, affiliates or correspondents).

      Section 7.05 Redelivery of Collateral. If any sale or transfer of Collateral by Secured Party results in full satisfaction of the Obligations, and after such sale or transfer and discharge there remains a surplus of proceeds, Secured Party will deliver to Debtor such excess proceeds in a commercially reasonable time; provided, however, that neither Secured Party nor any Lender shall have any liability for any interest, cost or expense in connection with any reasonable delay in delivering such proceeds to Debtor.

      Section 7.06 Governing Law; Jurisdiction. This Agreement and the security interest granted hereby shall be construed in accordance with and governed by the laws of the State of Texas (except to the extent that the laws of any other jurisdiction govern the perfection and priority of the security interests granted hereby).

      Section 7.07 Continuing Security Agreement.

      (a) Except as may be expressly applicable pursuant to Section 9.505 of the Code, no action taken or omission to act by Secured Party or the Lenders hereunder, including, without limitation, any action taken or inaction pursuant to Section 6.02, shall be deemed to constitute a retention of the Collateral in satisfaction of the Obligations or otherwise to be in full satisfaction of the Obligations, and the Obligations shall remain in full force and effect, until Secured Party and the Lenders shall have applied payments (including, without limitation, collections from Collateral) towards the Obligations in the full amount then outstanding or until such subsequent time as is hereinafter provided in subsection (b) below.

      (b) To the extent that any payments on the Obligations or proceeds of the Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received by Secured Party or the Lenders, and Secured Party's and the Lenders' security interests, rights, powers and remedies hereunder shall continue in full force and effect. In such event, this Agreement shall be automatically reinstated if it shall theretofore have been terminated pursuant to Section 7.08.

      Section 7.08 Termination. The grant of a security interest hereunder and all of Secured Party's and the Lenders' rights, powers and remedies in connection therewith shall remain in full force and effect until Secured Party has retransferred and delivered all Collateral in its possession to Debtor, and executed a written release or termination statement and reassigned to Debtor without recourse or warranty any remaining Collateral and all rights conveyed hereby. Upon the complete payment of the Obligations and the compliance by Debtor with all covenants and agreements hereof, Secured Party, at the written request and expense of Debtor, will release, reassign and transfer the Collateral to Debtor and declare this Agreement to be of no further force or effect. Notwithstanding the foregoing, the reimbursement and indemnification provisions of Section 4.08 and the provisions of subsection 7.07(b) shall survive the termination of this Agreement.

      Section 7.09 Counterparts, Effectiveness. This Agreement may be executed in two or more counterparts. Each counterpart is deemed an original, but all such counterparts taken together constitute one and the same instrument. This Agreement becomes effective upon the execution hereof by Debtor and delivery of the same to Secured Party or the Lenders, and it is not necessary for Secured Party or any Lender to execute any acceptance hereof or otherwise signify or express its acceptance hereof.

DEBTOR:                 KINDER MORGAN OPERATING L.P. "B"

                        By: Kinder Morgan G.P., Inc.,
                            its General Partner



                            By:____________________________
                            Name: Thomas B. King
                            Title:   President

                               FINANCING STATEMENT


      This Financing Statement is presented to a filing officer for filing pursuant to the Uniform Commercial Code.


1.    The name and address of the Debtor is:

          KINDER MORGAN OPERATING L.P. "B"
          1301 McKinney Street, Suite 3450
          Houston, Texas  77010

2.    The name and address of the Secured Party is:

          FIRST UNION NATIONAL BANK OF
          NORTH CAROLINA, AS AGENT 301 South College Street Charlotte, North Carolina 28288

3.    This Financing Statement covers the following
      Collateral:

          (a) All of Debtor's accounts, inventory, equipment, chattel paper, documents, instruments and general intangibles, including, without limitation, any of the foregoing which may be more specifically indicated in the remainder of this paragraph 3.

          (b) (i) Any related or additional property from time to time delivered to or deposited with Secured Party by or for the account of Debtor; (ii) all certificates of title or other documents evidencing ownership or possession of or otherwise relating to any property referred to in this paragraph 3; (iii) all property used or usable in connection with any property referred to in this paragraph 3; (iv) all policies of insurance (whether or not required by Secured Party) covering any property referred to in this paragraph 3; (v) all goods which were at any time included in the Collateral and which are returned to or for the account of Debtor following their sale, lease or other disposition; (vi) all proceeds, products, replacements, additions to, substitutions for, accessions of, and property necessary for the operation of any of the property referred to in this paragraph 3, including, without limitation, insurance payable as a result of loss or damage to any of the property referred to in this paragraph 3, refunds of unearned premiums of any such insurance policy and claims against third parties; and (vii) all books and records related to any of the property referred to in this paragraph 3, including, without limitation, any and all books of account, customer lists and other records relating in any way to the accounts, chattel paper, instruments or inventory referred to in this paragraph 3.

          (c) All general intangibles related to any property referred to in this paragraph 3, including, without limitation, all (i) letters of credit, bonds, guaranties, purchase or sales agreements and other contractual rights, rights to performance, and claims for damages, refunds (including tax refunds) or other monies due or to become due; (ii) orders, franchises, permits, certificates, licenses, consents, exemptions, variances, authorizations or other approvals by any governmental agency or court; (iii) consulting, engineering and technological information and specifications, design data, patent rights, trade secrets, literary rights, copyrights, trademarks, labels, trade names and other intellectual property; (iv) business records, computer tapes and computer software; (v) goodwill; and (vi) other intangible personal property, whether similar or dissimilar to the property referred to in this paragraph 3.

      DEBTOR:               KINDER MORGAN OPERATING L.P. "B"

                            By:  Kinder Morgan G.P., Inc.
                                 its General Partner




                                 By:_______________________________
                                    Name:    Thomas B. King
                                    Title:   President